                                                                      Exhibit 99
                                                                    News Release


Contacts:
       Michael N. Kilpatric                      Suzanne C. Shenk                       Susan G. Gaffney
       Vice President, Communications            Manager, Investor Relations            Manager, Investor Relations
       610-993-3662                              610-993-3526                           610-993-3694

                 IKON OFFICE SOLUTIONS' SECOND QUARTER INCOME
                 UP 25 PERCENT EXCLUDING TRANSFORMATION COSTS


     Valley Forge, Pennsylvania--April 14, 1997--IKON Office Solutions (NYSE:
IKN) today announced income from continuing operations in the second quarter, ended March 31, 1997, increased 25 percent, excluding transformation costs, to $55 million from $44 million for the same period in fiscal 1996. Earnings per share from continuing operations were up 19 percent, excluding the transformation costs, to $0.37 from $0.31 in the previous fiscal year's second quarter. Revenues for fiscal 1997's second quarter grew 26 percent to $1.3 billion. Including transformation costs, net income for the second quarter in fiscal 1997 was $15 million and earnings per share were $0.07.

     "Our quarterly results reflect the continuing strength of this business, especially in North America where internal revenue growth for the quarter was 14 percent, despite a temporary shortage in high-end copiers and printers from our suppliers," said John E. Stuart, IKON chairman and chief executive officer. "Second quarter operating margins, excluding transformation costs, were 8.1 percent for the quarter and 8.2 percent for the first half of the 1997 fiscal year."

     Second quarter revenues from the United Kingdom declined significantly from the previous year's second quarter, negatively impacting internal growth by 2.5 percentage points. Total internal revenue growth for the second quarter was 11.5 percent.

     UK operations are continuing to recover from an abrupt and untested consolidation in the first quarter. Since then, management changes were made, the organization is being rebuilt, and IKON expects the UK to return to previous run rates within the next 12 months.


                                    -more-

     IKON also acquired 24 companies during the second quarter for a total of 47 acquisitions in the first six months of the fiscal year. Of the acquisitions in the second quarter, nine were systems integration companies, six were outsourcing companies providing document services and management services, and nine were traditional office equipment dealers. This year, IKON, as part of its total solutions strategy, has emphasized the acquisition of systems integration and outsourcing companies to build its capabilities in these areas.

     For the first six months of the fiscal year, revenues totaled $2.4 billion, 26 percent higher than the first half of last year. Excluding transformation costs and one-time, first quarter charge for the extinguishment of debt, net income from continuing operations in the first half of the fiscal year, was $108 million, a 33 percent increase over last year's first six months, and earnings per share, on the same basis, rose 30 percent to $.73 from $.56 in the first half of last year. Including transformation costs and the one-time charge, net income for the first six months of fiscal 1997 was $67 million and earnings per share for the same period were $0.43.

     Stuart said that second quarter transformation costs were $61 million, of which approximately $25 million relates to the SAP computer platform expenses including the write-off of capitalized costs. Transformation costs also included employee-relates expenses, re-branding activities, and facilities consolidation costs.

     In order to more effectively drive the accelerated transformation activities, the company also announced changes in management responsibilities. Stuart, as IKON chairman and chief executive officer, will assume direct responsibility for field operations, while Kurt Dinkelacker, IKON's president, will manage the company's accelerated transformation activities. Dinkelacker also becomes chief financial officer, a position he previously held. Robert M. Kearns II, currently senior vice president and chief financial officer becomes senior vice president, finance, responsible for managing the financial and accounting changes affecting the newly created customer service centers.


                                    -more-

     "These changes put the critical management strengths in place to accelerate the transformation and more quickly realize its benefits," said Stuart. "Kurt's direct involvement will ensure our ability to capture the transformation's financial and operational opportunities."

     IKON's transformation program, which began last year, has been accelerated to be completed a year earlier in October 1998. In the program, IKON will consolidate purchasing, inventory control, logistics, and other activities into 13 customer service centers in the U.S., establish a single financial processing center, utilize a common information technology system, adopt a common name, and create marketplace-focused field operations with greater attention to customer sales and service.

     Said Stuart, "Transforming to a streamlined and integrated total solutions company, while maintaining strong performance, reflects IKON's commitment to continue to deliver outstanding shareholder value in a rapidly changing marketplace."

     IKON Office Solutions is one of the world's leading office technology companies providing customers with total office solutions from copier and printing systems, computer networking and overflow duplicating services to copy center management, technology training and electronic file conversion. With fiscal 1996 revenues of $4 billion, IKON has operations in the U.S., Canada, Mexico, the United Kingdom, France, Germany and Denmark.


                                      ###

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                 Three Months Ended March 31
                                                          ------------------------------------------
                                                              1997           1996         % Change
                                                          -----------    ------------   ------------
Revenues
Net sales                                               $    744,552    $    585,006        27.3 %
Service and rentals                                          480,293         394,719        21.7
Finance income                                                53,015          35,636        48.8
-------------------------------------------------------------------------------------
                                                           1,277,860       1,015,361        25.9
-------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                           469,792         393,906        19.3
Service and rental costs                                     239,343         188,402        27.0
Finance interest expense                                      23,370          15,930        46.7
Selling and administrative                                   442,451         336,101        31.6
Transformation costs                                          61,190           5,613
-------------------------------------------------------------------------------------
                                                           1,236,146         939,952        31.5
-------------------------------------------------------------------------------------
Operating income                                              41,714          75,409       (44.7)
Interest expense                                              11,605           9,167
-------------------------------------------------------------------------------------
Income from continuing operations before taxes                30,109          66,242       (54.5)
Taxes on income                                               15,494          25,756       (39.8)
-------------------------------------------------------------------------------------
Income from continuing operations                             14,615          40,486       (63.9)
Discontinued operations                                                       28,631
-------------------------------------------------------------------------------------
Net income                                                    14,615          69,117
-------------------------------------------------------------------------------------
Less preferred dividends                                       4,885           4,885
-------------------------------------------------------------------------------------
Available to common shareholders                        $      9,730    $     64,232
                                                          ===========    ============


Earnings Per Share
Continuing operations                                          $0.07           $0.28       (75.0)%
Discontinued operations                                                        $0.22
-------------------------------------------------------------------------------------
                                                               $0.07           $0.50
                                                          ===========    ============


Average Shares Outstanding                                   136,258         128,451         6.1 %
                                                          ===========    ============

Continuing Operations Analysis:
      Gross profit %, net sales                                36.9%           32.7%
      Gross profit %, service and rentals                      50.2%           52.3%
      Gross profit %, finance subsidiaries                     55.9%           55.3%
      Total gross profit %                                     42.7%           41.1%
      SG&A as a % of revenue                                   34.6%           33.1%
      Operating income % of revenue                             3.3%            7.4%
      Oper inc % of rev, excl trans costs                       8.1%            8.0%

IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                           Six Months Ended March 31
                                                             -----------------------------------------------------
                                                                   1997               1996              % Change
                                                             ---------------    ---------------    ---------------
Revenues
Net sales                                                   $    1,383,380     $    1,100,018           25.8 %
Service and rentals                                                934,153            748,491           24.8
Finance income                                                     100,761             67,431           49.4
-----------------------------------------------------------------------------------------------
                                                                 2,418,294          1,915,940           26.2
-----------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                 874,726            727,132           20.3
Service and rental costs                                           455,450            357,737           27.3
Finance interest expense                                            43,381             30,739           41.1
Selling and administrative                                         846,078            649,945           30.2
Transformation costs                                                75,533              6,303
-----------------------------------------------------------------------------------------------
                                                                 2,295,168          1,771,856           29.5
-----------------------------------------------------------------------------------------------

Operating income                                                   123,126            144,084          (14.5)
Interest expense                                                    19,806             16,507
-----------------------------------------------------------------------------------------------
Income from continuing operations before taxes
    and extraordinary loss                                         103,320            127,577          (19.0)
Taxes on income                                                     44,046             50,154          (12.2)
-----------------------------------------------------------------------------------------------
Income from continuing operations before
    extraordinary loss                                              59,274             77,423          (23.4)
Discontinued operations                                             20,151             54,860
-----------------------------------------------------------------------------------------------
Income before extraordinary loss                                    79,425            132,283
Extraordinary loss from early extinguishment
    of debt, net of tax benefit                                    (12,156)
-----------------------------------------------------------------------------------------------
Net income                                                          67,269            132,283
-----------------------------------------------------------------------------------------------

Less preferred dividends                                             9,770             12,549
-----------------------------------------------------------------------------------------------
Available to common shareholders                            $       57,499     $      119,734
                                                             ===============    ===============

Earnings (Loss) Per Share
Continuing operations                                                $0.37              $0.53          (30.2)%
Discontinued operations                                              $0.15              $0.44
Extraordinary loss                                                  ($0.09)
-----------------------------------------------------------------------------------------------
                                                                     $0.43              $0.97
                                                             ===============    ===============

Average Shares Outstanding                                         135,226            123,838            9.2 %
                                                             ===============    ===============

Continuing Operations Analysis:
    Gross profit %, net sales                                         36.8%              33.9%
    Gross profit %, service and rentals                               51.2%              52.2%
    Gross profit %, finance subsidiaries                              56.9%              54.4%
    Total gross profit %                                              43.2%              41.8%
    SG&A as a % of revenue                                            35.0%              33.9%
    Operating income % of revenue                                      5.1%               7.5%
    Oper inc % of rev, excl trans costs                                8.2%               7.8%

April 14, 1997




Attached are supplemental financial summaries of IKON Office Solutions for the second quarter of 1997 and the six months year-to-date, excluding the effect of transformation costs on operating income.

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of IKON Office Solutions, Inc. excluding the transformation costs amounting to ($.36) per share in the second quarter of fiscal 1997 and ($.03) in the second quarter of fiscal 1996.


IKON Office Solutions, Inc.
---------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                               Three Months Ended March 31
                                                             ------------------------------------------
                                                                 1997            1996         % Change
                                                             ------------    ------------    ----------
Revenues
Net sales                                                    $    744,552    $    585,006       27.3 %
Service and rentals                                               480,293         394,719       21.7
Finance income                                                     53,015          35,636       48.8
------------------------------------------------------------------------------------------
                                                                1,277,860       1,015,361       25.9
------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                469,792         393,906       19.3
Service and rental costs                                          239,343         188,402       27.0
Finance interest expense                                           23,370          15,930       46.7
Selling and administrative                                        442,451         336,101       31.6
------------------------------------------------------------------------------------------
                                                                1,174,956         934,339       25.8
------------------------------------------------------------------------------------------
Operating income                                                  102,904          81,022       27.0
Interest expense                                                   11,605           9,167
------------------------------------------------------------------------------------------
Income from continuing operations before taxes                     91,299          71,855       27.1
Taxes on income                                                    36,337          27,721       31.1
------------------------------------------------------------------------------------------
Income from continuing operations                                  54,962          44,134       24.5
Discontinued operations                                                            28,631
------------------------------------------------------------------------------------------
Net income                                                         54,962          72,765
------------------------------------------------------------------------------------------
Less preferred dividends                                            4,885           4,885
------------------------------------------------------------------------------------------
Available to common shareholders                             $     50,077    $     67,880
                                                              ============    ============

Earnings Per Share
Continuing operations                                               $0.37           $0.31       19.4 %
Discontinued operations                                                             $0.22
------------------------------------------------------------------------------------------
                                                                    $0.37           $0.53
                                                              ============    ============

Average Shares Outstanding                                        136,258         128,451        6.1 %
                                                              ============    ============

Continuing Operations Analysis:
      Gross profit %, net sales                                      36.9%           32.7%
      Gross profit %, service and rentals                            50.2%           52.3%
      Gross profit %, finance subsidiaries                           55.9%           55.3%
      Total gross profit %                                           42.7%           41.1%
      SG&A as a % of revenue                                         34.6%           33.1%
      Operating income % of revenue                                   8.1%            8.0%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.

This schedule presents the financial results of IKON Office Solutions, Inc. excluding the transformation costs amounting to ($.36) per share in the first half of fiscal 1997 and ($.03) in the first half of fiscal 1996.



IKON Office Solutions, Inc.
--------------------------

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                   Six Months Ended March 31
                                                           -----------------------------------------
                                                                1997           1996        % Change
                                                           -------------  -------------  -------------
Revenues
Net sales                                                  $  1,383,380   $  1,100,018       25.8 %
Service and rentals                                             934,153        748,491       24.8
Finance income                                                  100,761         67,431       49.4
---------------------------------------------------------------------------------------
                                                              2,418,294      1,915,940       26.2
---------------------------------------------------------------------------------------
Costs and Expenses
Cost of goods sold                                              874,726        727,132       20.3
Service and rental costs                                        455,450        357,737       27.3
Finance interest expense                                         43,381         30,739       41.1
Selling and administrative                                      846,078        649,945       30.2
---------------------------------------------------------------------------------------
                                                              2,219,635      1,765,553       25.7
---------------------------------------------------------------------------------------
Operating income                                                198,659        150,387       32.1
Interest expense                                                 19,806         16,507
---------------------------------------------------------------------------------------
Income from continuing operations before taxes
      and extraordinary loss                                    178,853        133,880       33.6
Taxes on income                                                  70,483         52,360       34.6
---------------------------------------------------------------------------------------
Income from continuing operations before
      extraordinary loss                                        108,370         81,520       32.9
Discontinued operations                                          20,151         54,860
---------------------------------------------------------------------------------------
Income before extraordinary loss                                128,521        136,380
Extraordinary loss from early extinguishment
      of debt, net of tax benefit                               (12,156)
---------------------------------------------------------------------------------------
Net income                                                      116,365        136,380
---------------------------------------------------------------------------------------
Less preferred dividends                                          9,770         12,549
---------------------------------------------------------------------------------------
Available to common shareholders                           $    106,595   $    123,831
                                                             ===========    ===========

Earnings (Loss) Per Share
Continuing operations                                             $0.73          $0.56       30.4 %
Discontinued operations                                           $0.15          $0.44
Extraordinary loss                                               ($0.09)
---------------------------------------------------------------------------------------
                                                           $       0.79   $       1.00
                                                             ===========    ===========

Average Shares Outstanding                                      135,226        123,838        9.2 %
                                                             ===========    ===========

Continuing Operations Analysis:
      Gross profit %, net sales                                    36.8%          33.9%
      Gross profit %, service and rentals                          51.2%          52.2%
      Gross profit %, finance subsidiaries                         56.9%          54.4%
      Total gross profit %                                         43.2%          41.8%
      SG&A as a % of revenue                                       35.0%          33.9%
      Operating income % of revenue                                 8.2%           7.8%

This information is provided for additional analysis and is not intended to be a presentation in accordance with generally accepted accounting principles.